United States Securities And Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 16, 2006

Heartland Oil and Gas Corporation

Incorporated in Nevada

Commission File Number 000-32669         IRS ID No. 91-1918326

1625 Broadway, Suite 1480
Denver, Colorado 80202
Telephone: (303) 405-8450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 16, 2006, Heartland Oil and Gas Corp. announced that it has received a reserve report dated December 31, 2005 on its Bourbon Arch project area and provided an operations update.

Item 9.01 Financial Statements and Exhibits.

Exhibit
No.      Description

10.1     News Release dated March 16, 2006.

Signature:
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned authorized officer

Heartland Oil and Gas Corporation

March 20, 2006

/s/ Philip S. Winner

Philip S. Winner
Chief Executive Officer